Impairment of Assets and Assets Held for Sale (Details) - Schedule of Assets and Liabilities Classified as Held for Sale and Computation of Impairment Loss ₨ in Millions, $ in Millions	Mar. 31, 2023 INR (₨)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 INR (₨)
Current assets:
Cash and cash equivalents	₨ 41	$ 0	₨ 0
Restricted cash	9	0	0
Accounts receivable, net	1	0	0
Total current assets	51	0	0
Property, plant and equipment, net	96	0	0
Total assets (A)	147	0	0
Current liabilities:
Accounts payable	1	0	0
Current portion of long-term debt	66	0	0
Interest payable	2	0	0
Other liabilities	4	0	0
Total current liabilities	73	0	0
Total liabilities (B)	73	0	0
Net Assets (C=A-B)	74	0	0
Fair value (D)	54	0	0
Impairment loss/ (reversal)* (E=C-D)	₨ 20	$ 0	₨ 0